U. S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549


                                        FORM 8-K


                                     CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 21, 2003


                            MAJESTIC COMPANIES, LTD.
          (Exact name of registrant as specified in its charter)


Nevada                           000-28083                88-0293171
(State or other    (Commission                          (IRS Employer
  jurisdiction      File Number)                     Identification No.)
of incorporation)

        1340 S. Main Street, Suite 190, Grapevine, Texas       76051
           (Address of principal executive offices)          (Zip Code)


             Registrant's telephone number, including area code:
                              (817) 416-2538


ITEM 5.  Other Events.

A.  Effective as of March 20, 2003, Freedom Oil & Gas, Inc., a
Nevada corporation ("Freedom") gave notice of rescission of the Stock Exchange Agreement dated July 10, 2002, with Majestic Companies, Ltd. Under the terms of the rescission, the 10,000,000 shares of the Company's Series A Preferred Stock issued to Freedom under the terms of such agreement are canceled. Freedom cited several reasons for its rescission, including:

     - Failure of consideration due to Freedom's inability to convert its Series A Preferred shares into the Common Stock of Majestic and to complete the pending acquisition by Majestic under the Stock Exchange Agreement;

     - The inability of Majestic to obtain approval for its Preliminary Information Statement on Form 14C filed with the SEC on September 13, 2002, which was required in order for Majestic to amend its articles of incorporation and complete its acquisition of Freedom;

     - Recently discovered, and/or threatened, material liabilities and claims against Majestic not previously or fully disclosed at the time of the Stock Exchange Agreement;

     - A civil judgment for $310,000 entered against Majestic on January 24, 2003 in the case of Berberian Farms v. The Majestic Companies, Ltd., brought in Stanislaus County Superior Court, California;

     - A pending trial in the case of Amelco Construction v. Majestic Modular Buildings, Ltd., Majestic Companies, Ltd., et al, brought in San Diego County Superior Court, California, seeking damages in excess of $400,000 from Majestic;

     - Other unresolved and unsettled civil judgments against Majestic, including those in the matters of Transportation Alternatives v. Majestic Transportation Products, Ltd. and Roy Meadows v.
       Majestic; and

     - Failure of potential financing sources for Majestic related to the factors listed herein.

B.  Effective as of March 20, 2003, Fusion Capital Fund II, LLC.
("Fusion") terminated the Common Stock Purchase Agreement dated
December 23, 2002, between Majestic and Fusion, pursuant to Section 11(k)(i) of the agreement.

C. We currently do not have the funds to pay our stock transfer agent, Mellon Investor Services, for amounts payable for services rendered.

D. Currently we do not have the financial and other means to complete our financial audit for the year ended December 31, 2002 and prepare and file our 2002 Annual Report on Form 10KSB in a timely manner.

E.  Our principal executive offices will temporarily be located at:
1340 S. Main Street, Suite 190, Grapevine, Texas 76051; phone: (817) 416-2538.

ITEM 6.  Resignation of Registrant's Director.

     In connection with Freedom's notice of rescission, effective as of March 20, 2003, J. David Gowdy resigned as President, Chief
Executive Officer and Director of the Company.

     There were no disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr.
Gowdy's letter of resignation is attached to this Form 8-K as Exhibit 17.

ITEM 7.  Exhibits.

     (c)  Exhibits

     The following exhibits are filed as part of this Report.

Exhibit                     Description
No.

10.1  Notice of Rescission dated March 20, 2003, from
      Freedom Oil & Gas, Inc. under the Stock Exchange
      Agreement dated as of July 10, 2002, between The
      Majestic Companies, Ltd. and Freedom Oil & Gas, Inc.

10.2 Notice of Termination dated March 20, 2003 from Fusion Capital Fund II, Ltd. to Majestic of the Stock Purchase Agreement dated December 23, 2002.

17    Resignation of J. David Gowdy dated March 20, 2003.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2003                 MAJESTIC COMPANIES, LTD.

                                      By:/s/ Lyle J. Mortensen
                                      Lyle J. Mortensen, Secretary

                              INDEX TO EXHIBITS

Exhibit                           Description
No.

10.1  Notice of Rescission dated March 19, 2003, from Freedom
      Oil & Gas, Inc. under the Stock Exchange Agreement dated as of July 10, 2002, between The Majestic Companies, Ltd.
      and Freedom Oil & Gas, Inc.

10.2 Notice of Termination dated March 20, 2003 from Fusion Capital Fund II, Ltd. to Majestic Companies, Ltd. of the Stock
      Purchase Agreement dated December 23, 2002.

17    Resignation of J. David Gowdy dated March 19, 2003.


VIA FAX: (817) 416-2535

Mr. Lyle Mortensen, Secretary
Majestic Companies, Ltd.
Grapevine, Texas

March 20, 2003

Copy to: FAX: (619) 209-6098
8880 Rio San Diego Drive,
8th Floor
San Diego, California 92108

Re:  Notice of Rescission

Dear Lyle:

     Freedom Oil & Gas, Inc., a Nevada corporation ("Freedom") hereby gives notice of rescission of the Stock Exchange Agreement dated July 10, 2002, with Majestic Companies, Ltd. ("Majestic"). Pursuant to this rescission, the 10,000,000 shares of Majestic's Series A Preferred Stock issued to Freedom under the terms of such agreement will be canceled. Freedom's rescission is based upon the following factors, including, but not limited to:

     - Failure of consideration due to Freedom's inability to convert its Series A Preferred shares into the Common Stock of Majestic and complete the pending acquisition by Majestic under the Stock Exchange Agreement;

     - The inability of Majestic to obtain approval for its Preliminary Information Statement on Form 14C filed with the SEC on September 13, 2002, which was required in order for Majestic to amend its articles of incorporation and complete its acquisition of Freedom;

     - Recently discovered, and/or threatened, material liabilities and claims against Majestic not previously or fully disclosed at the time of the Stock Exchange Agreement;

     - A civil judgment for $310,000 entered against Majestic on January 24, 2003 in the case of Berberian Farms v. The Majestic Companies, Ltd., brought in Stanislaus County Superior Court, California;

     - A pending trial in the case of Amelco Construction v. Majestic Modular Buildings, Ltd., Majestic Companies, Ltd., et al, brought in San Diego County Superior Court, California, seeking damages in excess of $400,000 from Majestic;

     - Other unresolved and unsettled civil judgments against Majestic, including those in the matters of Transportation Alternatives v. Majestic Transportation Products, Ltd. and Roy Meadows v.
       Majestic; and

     - Failure of potential financing sources for Majestic related to the factors listed herein;

     Freedom hereby reserves all of its rights against Majestic for these claims and for funds advanced by Freedom on behalf of Majestic since July 10, 2002 to date. Additionally, as a result of this rescission, the undersigned also tenders his resignation herewith as an officer and director of Majestic.

                                 FREEDOM OIL & GAS, INC.

                                 By:/s/J. David Gowdy
                                 J. David Gowdy, President



March 20, 2003

VIA FACSIMILE: 801-521-3887

Majestic Companies, Ltd.
57 W. South Temple Street, Suite 300
Salt Lake City, UT 84101
Attention:  Chief Financial Officer

Re:  Termination of Common Stock Purchase Agreement

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement between MAJESTIC COMPANIES, LTD., a Nevada corporation (the "Company") and FUSION CAPITAL FUND II, LLC ("Fusion") dated as of December 23, 2002 (the "Purchase Agreement"). All capitalized terms used herein that are not defined herein shall have the meanings set forth in the Purchase Agreement.

Pursuant to Section 11(k)(i) of the Purchase Agreement, Fusion may terminate the Purchase Agreement any time an Event of Default exists without liability or payment to the Company. Certain Events of Default exist as of the date hereof.

Accordingly, pursuant to Section 11(k)(i) of the Purchase Agreement, Fusion hereby terminates the Purchase Agreement and any and all agreements entered into in connection with the Purchase Agreement (the "Transaction Documents") effective as of the date hereof and any and all rights, duties and obligations arising in connection with the Purchase Agreement and the Transaction Documents are now and hereafter fully and finally terminated, provided, however, that (i) the representations and warranties of the Company contained in Sections 2 and 3 of the Purchase Agreement, (ii) the indemnification provisions set forth in Section 8 of the Purchase Agreement, and
(iii) the agreements and covenants set forth in Section 11 of the Purchase Agreement shall survive such termination and shall continue in full force and effect.

                                 FUSION CAPITAL FUND II, LLC

                                 BY: FUSION CAPITAL PARTNERS, LLC

                                 BY: ROCKLEDGE CAPITAL CORPORATION

                                 By:/s/ Josh Sheinfeld
                                 Josh Scheinfeld
                                 President


VIA FAX: (817) 416-2535

Mr. Lyle Mortensen, Secretary
Majestic Companies, Ltd.
Grapevine, Texas

March 20, 2003

Re:  Notice of Resignation

Dear Lyle:

As a result of the rescission by Freedom Oil & Gas, Inc., a Nevada corporation ("Freedom") of the Stock Exchange Agreement dated July 10, 2002, with Majestic Companies, Ltd. ("Majestic"), I hereby resign as President/CEO and as a director of Majestic.

This letter will confirm that I have received no monetary compensation from Majestic for my services as an officer and a director, nor have I owned (beneficially or otherwise), purchased or sold any of Majestic's Common Stock during my tenure (nor do I own any options or warrants to purchase Common Stock). The shares of Majestic Series A Preferred Stock I received have been tendered for cancellation in connection with the rescission by Freedom.

Regards,

/s/ J. David Gowdy
J. David Gowdy